EXHIBIT 10.5

AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT, dated as of April 30, 2012 (this “Amendment”), is among:

(a)           Ferrellgas Receivables, LLC, a Delaware limited liability company (“Seller”),

(b)           Ferrellgas, L.P., a Delaware limited partnership (“Ferrellgas”), as initial Servicer (the initial Servicer together with Seller, the “Seller Parties” and each a “Seller Party”),

(c)           Wells Fargo Bank, N.A., individually (“Wells” or a “Purchaser”),

(d)           Fifth Third Bank, individually (“Fifth Third” or a “Purchaser”) and as a co-agent (a “Co-Agent”),

(e)           SunTrust Bank, individually (“SunTrust” or a “Purchaser”) and as a co-agent (a “Co-Agent”), and

(f)            Wells, as administrative agent for the Purchasers (hereinafter defined) (together with its successors and assigns, the “Administrative Agent” and, together with the Co-Agents, the “Agents”).

Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I and, if not defined therein, the meanings assigned to such terms in the Receivable Sale Agreement referenced therein.

PRELIMINARY STATEMENTS

A.            The Seller Parties, the Purchasers and the Agents are party to that certain Receivables Purchase Agreement dated as of January 19, 2012 (as modified from time to time, the “Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Agreement)..

B.            The Seller Parties have requested that the Purchasers and the Agents agree to amend the Agreement as set forth in Section 1 below.

C.            The Agents and the Purchasers are willing to agree to the requested amendments, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby further agree as follows:

Section 1.              Amendments.

1.1.         The definition of “Interim Reporting Date” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

“Interim Reporting Date” means (a) the third Business Day of each calendar week, (b) the eighth Business Day of each calendar month beginning on or after May 1, 2012, and (c) each Business Day following not less than three Business Days’ prior written notice from the Administrative Agent that it desires daily reporting.

1.2.         The definition of “Net Receivables Balance” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

“Net Receivables Balance” means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time, reduced by the aggregate amount (without double-counting) by which the Outstanding Balance of all Eligible Receivables of any one Obligor exceeds the Concentration Percentage of the Outstanding Balance of all Eligible Receivables.

1.3.         The following new definition is hereby added to Exhibit I to the Agreement in its appropriate alphabetical order:

“Concentration Percentage” means, at any time in relation to the aggregate Outstanding Balance of Receivables owed by any single Obligor and its Affiliates (if any), the percentage determined according to the following table for Obligors who have a non-credit-enhanced, senior unsecured short term debt rating currently assigned to them by S&P or Moody’s (or in the absence thereof, the equivalent non-credit enhanced long-term unsecured senior debt ratings):

Level	S&P Short-Term Rating (if no long- term rating is available)	Moody’s Short- Term Rating (if no long-term rating is available)	S&P Rating Long-Term Rating	Moody’s Long- Term Rating	Concentration Percentage
1	A-1+	P-1	AA or better	Aa2 or better	10%
2	A-1	P-1	≥ A	≥ A2	8%
3	A-2	P-2	≥ BBB	≥ Baa2	6%
4	A-3	P-3	BBB-	Baa3	4%
5	Below A-3 or Not Rated by either S&P or Moody’s	Below P-3 or Not Rated by either S&P or Moody’s	Below BBB- or Not Rated by either S&P or Moody’s	Below Baa3 or Not Rated by either S&P or Moody’s	2.5%

; provided, however, that (i) if any Obligor has a split rating, the applicable rating will be the lower of the two (if there is only one rating level difference), and one rating above the lower rating (if there are two or more rating levels difference), (ii) if any Obligor has only one rating available, the next lower rating category will apply, (iii) if any Obligor is not rated by either S&P or Moody’s, the Concentration

2

Percentage shall be the percentage set forth in level 5 above shall apply, and (iv) if any Obligor’s payment obligation with respect to a Receivable is guaranteed by such Obligor’s parent, the parent’s ratings will be used but shall be subject to the other provisions of this definition.

1.4.         Exhibit VI to the Agreement is hereby amended and restated in its entirety to read as set forth in Annex A to this Amendment.

1.5.         Exhibit VII to the Agreement is hereby amended and restated in its entirety to read as set forth in Annex B to this Amendment.

Section 2.              Representations and Warranties.  Each Seller Party hereby represents and warrants to the Agents and the Purchasers, as to itself, as of the date hereof that:

2.1.         The execution and delivery by such Seller Party of this Amendment, and the performance of its obligations under the Agreement as amended hereby, are within its organizational powers and authority and have been duly authorized by all necessary action on its part.  This Amendment has been duly executed and delivered by such Seller Party.

2.2.         After giving effect to this Amendment, each of such Seller Party’s representations and warranties set forth in Section 5.1 of the Agreement is true and correct in all material respects as of the date hereof (except for such representations and warranties that speak only as of an earlier date, in which case they are true and correct as of such date).

Section 3.              Conditions Precedent.  This Amendment shall become effective as of the date specified in the preamble hereto upon satisfaction of each of the following conditions precedent:

3.1.         The Administrative Agent shall have received counterparts hereof duly executed by each the Seller Parties, the Agents and the Required Purchasers.

3.2.         Each of the Agents shall have received a fully-earned and non-refundable amendment fee in an amount equal to the product of 0.025% and its related Purchaser’s Commitment.

3.3.         All outstanding invoices of Barnes & Thornburg LLP shall have been paid, and all reasonable fees and disbursements of Barnes & Thornburg LLP in connection with the preparation of this Amendment for which the Seller has received an invoice shall have been paid in full.

Section 4.              Miscellaneous.

4.1.         Except as expressly amended hereby, the Agreement remains unaltered and in full force and effect.

3

4.2.         THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

4.3.         SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST ANY AGENT OR ANY PURCHASER OR ANY AFFILIATE OF ANY AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

4.3.         EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, THE AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

4.4.         This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

4.5.         This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Any executed counterpart of this Amendment that is delivered by facsimile or electronic mail message attaching a .PDF or other image of such executed counterpart shall, to the fullest extent permitted by applicable law, have the same force and effect as an original of such executed counterpart.

4.6.         Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4

[The remainder of this page is blank intentionally]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

FERRELLGAS RECEIVABLES, LLC

By:	/s/ J. Ryan VanWinkle
Name:	J. Ryan VanWinkle
Title:	Senior Vice President and Chief Financial Officer

FERRELLGAS, L.P.

BY: FERRELLGAS, INC., ITS GENERAL PARTNER

By:	/s/ J. Ryan VanWinkle
Name:	J. Ryan VanWinkle
Title:	Senior Vice President and Chief Financial Officer

WELLS FARGO BANK, N.A.,
Individually as Purchaser and as Administrative Agent

By:	/s/ Eero Maki
Name:	Eero Maki
Title:	SVP

SUNTRUST BANK,
Individually as Purchaser and as a Co-Agent

By:	/s/ Joseph Franke
Name:	Joseph Franke
Title:	Senior Vice President

FIFTH THIRD BANK, individually as Purchaser and as a Co-Agent

By:	/s/ Mike Mendenhall
Name:	Mike Mendenhall
Title:	Vice President

ANNEX A

EXHIBIT VI

FORM OF MONTHLY REPORT

[See attached]

Exhibit VI-1

Ferrellgas Receivables, LLC Monthly Servicer Report

For the Month Ended:

MM/DD/YY

($)

A/R ROLLFORWARD

Beginning Balance
Sales
Credit Memos
Payment Discounts
Chargeback Adjustments
Debit Memos
Total Bad Debt Write-offs
Net Collections - Includes Non A/R Cash
Revoace Direct Pay
Finance Charges
EOM AR Balance

AGING SCHEDULE

% of Total Aging
		Current	Current Month	1 Month Prior	2 Months Prior
Current
1-30 DPD
31-60 DPD
61-90 DPD
91-120 DPD
121+ Days Past Due
Total Credits in Agings
Total Aging

A/R RECONCILIATIONS

Calculated Ending A/R
Reported Ending A/R
Difference

Calculated Ending A/R
Total Aging
Difference

INELIGIBLES

Defaulted Receivables (Gross)
Non - U.S. Receivables
Receivables of Affiliates
Government Receivables > 2% of Outstanding Balance
Obligors of Defaulted Receivables (50%)
Rec.w/ Terms 31-90 > 10% of Outstanding Balance
Rec. w/ Terms > 90
Bankrupt Obligors
31-60 DPD if 31-60 DPD>11% Total A/R (Retail Division Only)
Customer Deposits
Remaining Balance of Customers now C.I.A.
Excess Level Pay A/R (> 20% of Retail A/R)
Unbilled Receivables
Account in Credit Hold
Accounts Placed with Collection Agencies
Credits less than 60 DPD
Aging Variance

Total Ineligibles (Excluding Contras)

Contra Accounts

Total Ineligibles

Eligible Receivables

1

Ferrellgas Receivables, LLC Monthly Servicer Report

For the Month Ended:

MM/DD/YY

($)

	Current Month	One Month Prior	Two Months Prior
BORROWING BASE

Total A/R
Less: Total Ineligibles
Eligible Receivables
Less: Total Excess Amounts
NET RECIEVABLES BALANCE

RESERVES

Loss Reserve
Dilution Reserve
Total Dynamic Reserve
Reserve Floor
Yield Reserve
Servicing Reserve
Required Reserve %
Required Reserve $ (RR)

FUNDING AVAILABILITY

Net Receivables Balance (NRB)
Less: Required Reserve
BORROWING BASE

Current Outstanding (CO)

Purchase Availability or Required Paydown

TRIGGER COMPLIANCE
	Compliance Test	Compliance Level

Asset Interest	(CO+RR) / NPB < 100%	In Compliance

3M Avg. 61+ DPD Ratio	Less than 14%	In Compliance

3M Charge-Off Ratio	Less than 0.9%	In Compliance

3M Dilution Ratio	Less than 4.25%	In Compliance

EXCESS CONCENTRATIONS

	Obligor Name	Short Term Debt Rating	Allowable %	Total Receivables	% of Total	Excess Receivables
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

The undersigned hereby represents and warrants that the foregoing is a true and accurate accounting with respect to outstanding receivables as of MM/DD/YY is in accordance with the Receivables Purchase Agreement dated January 19, 2012 and that all representations and warranties related to such Agreement are restated and reaffirmed.

Signed:		Date:
Title:	Director - Ferrellgas Receivables LLC

2

ANNEX B

EXHIBIT VII

FORM OF INTERIM REPORT

[See attached]

Exhibit VII-1

Ferrellgas Receivables, LLC Interim Servicer Report

For the Period Ended:

MM/DD/YY

($ in 000)

Enter Date of Interim Report:	MM/DD/YY

Retail Ending A/R
Blue Rhino Ending A/R
FNA Ending A/R
Total Ending A/R

Retail Unapplied Cash
Blue Rhino Unapplied Cash
FNA Unapplied Cash
Total Unapplied Cash

Total Net Ending A/R

Less: (from most recent Monthly Report)
Ineligible Receivables (excluding contras)
Contra Ineligibles *
Excess Concentration Amounts

Net Receivables Balance

Aggregate Reserve (%) (from most recent Monthly Report)
Required Reserves ($)

Calculated Availability

Aggregate Commitment

Maximum Potential Aggregate Capital

Current Outstanding Balance

(Capital Reduction Required) or Additional Available

Action Taken: Incremental Purchase / (Reduction Amount)

New Capital Outstanding

In Asset Compliance (Y/N)

* Contra Ineligibles to be updated on the 8th business day of each calendar month.

The undersigned hereby represents and warrants that the foregoing is a true and accurate accounting with respect to outstanding receivables as of MM/DD/YY in accordance with the Receivables Purchase Agreement dated January 19, 2012. Each of the conditions set forth in Section 6.2 of the RPA are met as of the date hereof except the following exceptions to Section 6.2:    None

Signed by one of following:

Signed:		Date:
Title:	Director - Ferrellgas Receivables LLC